Exhibit 10.1

SECOND AMENDMENT TO AND TERMINATION OF THE

MAY 8, 2018 AMENDED AND RESTATED AVNET DEFERRED

COMPENSATION PLAN

This Second Amendment and Termination (“Termination”) to the Amended and Restated Avnet Deferred Compensation Plan as of May 8, 2018, as amended on February 6, 2020 (“Plan”), shall be effective as of November 17, 2020. Avnet, Inc. (the “Company”) first established the Avnet Deferred Compensation Plan effective as of February 1, 1997 and amended and restated it on January 1, 2009 and most recently on May 8, 2018, as amended by the First Amendment dated February 6, 2020.

1.This Termination hereby terminates the Plan in whole.

I, Darrel S. Jackson, being the duly elected and qualified Secretary of Avnet, Inc., hereby certify that the foregoing is a true and complete copy of the  Second Amendment to and Termination of the Amended and Restated Avnet Deferred Compensation Plan, as approved by the Board of Directors on November 17, 2020. I have executed this document as of November 17, 2020.

/s/ Darrel S. Jackson
Darrel Jackson
Secretary